Exhibit 10.19

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (“Agreement”) is made and entered into as of March 31, 2004 (the “Execution Date”), by and among Aegis Communications Group, Inc., a Delaware Corporation (the “Parent”), Advanced Telemarketing Corporation, a Nevada corporation (“ATC”), IQI, Inc., a New York corporation (“IQI”) (together, Parent, ATC, and IQI are referred to as the “Company”), and Joseph Marinelli (“Marinelli” or “Employee”).

RECITALS

Whereas, Employee is presently employed by the Company and serves as Executive Vice President-Field Operations and has entered into an Employment Agreement with the Company dated as of August 28, 2000, a copy of which is attached hereto as Exhibit A (the “Employment Agreement”).

Whereas, the Company and Employee mutually desire to terminate the employment relationship effective April 15, 2004.

Whereas, the parties desire to provide for an orderly transition and termination of the employment relationship and to settle fully and finally, in the manner set forth herein, any and all existing or potential claims and controversies arising out of the relationship between Employee and the Company.

Now, therefore, in consideration of the mutual acts, payments, and promises described and agreed to be performed herein, Employee and the Company agree as follows:

1.                                       Resignation.  Employee hereby tenders his resignation from his position as Executive Vice President-Field Operations of the Company and its subsidiaries and affiliates effective April 15, 2004.

2.                                       Severance from Employment.  It is understood and agreed that with the full and complete agreement of Employee and the Company, Employee’s employment by the Company will cease April 15, 2004.  Except as otherwise expressly provided for herein, Employee will cease to accrue any rights under any pension or compensation plan or the Company (including without limitation any stock option plan, grant or agreement).

3.                                       Payment of Wages and Earned Benefits.  On or before the Resignation Date, the Parent agrees to pay Employee all salary and to provide all employee benefits (including reimbursement for expenses) to which Employee may be entitled pursuant to the Employment Agreement.  Employee will be paid at his annualized salary level of $225,000 through April 15, 2004, payable in installments in accordance with the Parent’s standard payroll practices, but not less than bi-weekly, and Employee will be entitled to medical, dental, and vision benefits (including coverage for Employee’s immediate family), disability insurance, 401-K plans, life insurance, officer and director liability insurance, and paid vacation on the same terms and conditions as provided to Employee immediately prior to the Execution Date.  Employee will be paid for all vacation days that he has accrued but not taken during his employment with the Company through the Resignation Date, if any.  Any reimbursable expenses incurred during

s/ J.M.	/s/ H.M.S.
Marinelli	Company

Employee’s employment with the Company through the Resignation Date, if any, will be paid to Employee upon submission and approval of those expenses in accordance with the Parent’s customary practices, but not less than monthly.

4.                                       2003 Bonus. (a) The Company acknowledges that Employee has earned a 2003 bonus in the amount of $168,750, pursuant to the terms of his Employment Agreement.  In consideration of Employee’s agreement to permit the Company to delay the payment of said bonus, and to instead pay said bonus over a period of months, the Company will pay the bonus to Employee on the following schedule:

(1)                                  $29,812.50 on or before April 30, 2004;

(2)                                  $29,812.50 on or before May 31, 2004;

(3)                                  $29,812.50 on or before June 30, 2004;

(4)                                  $29,812.50 on or before July 30, 2004;

(5)                                  $28,812.50 on or before August 30, 2004; and

(6)                                  $28,812.50 on or before September 30, 2004.

(b)                                 Notwithstanding anything to the contrary in the preceding Section 4(a), the Company may choose prior to September 30, 2004 to accelerate the payment of the six payments set out in the preceding Section 4(a).  If the total bonus is paid before the six (6) months is complete, the $178,875 total will be reduced $1,687.50 for each full month early the full amount is paid.

(c) Notwithstanding anything to the contrary in the preceding Section 4(a), if any of the following events occur prior to September 30 2004, then the six payments set out in the preceding Section 4(a) shall automatically be accelerated and due immediately: (1) if the Company fails to make timely payments of the amounts set out in the preceding Section 4(a); (2) any other executive or former employee of the Company receives payment of his or her 2003 bonus on a more accelerated basis than set out for Employee in the preceding Section 4(a); (3) the Company pays its new President and/or Chief Executive Officer a signing bonus or any other bonus or incentive compensation prior to September 30, 2004; (4) more than $2.5 million in cash is raised in the DB/Essar warrant conversion or through any other source of additional funding outside other than revenues from the ordinary course of business; (5) any payment is made by the Company on the DB/Essar notes after the Execution date; (6) there has been a change in control of the Company (defined as the acquisition in one or more transactions by any person, other than DB/Essar, of beneficial ownership of a majority of the combined voting power of the Company’s then outstanding voting securities, or the acquisition in one or more transactions by Essar of some or all of Deutsche Bank AG-London’s beneficial ownership of the Company’s voting securities); or (7) net availability (per the “Aegis Loan Status Report,” to be provided to Employee weekly on the same day provided to the Company) under the Foothill borrowing base exceeds $2.5 million.

(d)                                 If the Company is late or fails to make a payment on a timely basis, a one-time $50,000 penalty will be added to the bonus, provided the Company is given three (3) business days written notice and the company has failed to make the payment within that three days.

s/ J.M.	/s/ H.M.S.
Marinelli	Company

5.                                       Severance Payments.  In consideration of this Agreement, the Parent agrees to pay Employee twelve months salary as severance compensation in the amount of $225,000.00, subject to any withholding required by law, to be paid in installments in accordance with the Parent’s customary practices, but not less than monthly, and Employee will be entitled to medical, dental, life insurance, and short-term and long-term disability benefits (including coverage for Employee’s immediate family), during that twelve month period, on the same basis as provided by the Company prior to the Resignation Date, if any, or as subsequently provided by the Company to other executive officers at the same level as Employee immediately prior to the Resignation Date, beginning upon the Company’s receipt of Employee’s executed complete release attached hereto as Exhibit B subsequent to the Employee’s resignation from all of the positions he holds with the Company and its subsidiaries and affiliates, including without limitation his positions as Executive Vice President-Field Operations.

6.                                      Ratification of Employment Agreement.  (a) Employee acknowledges, confirms, and ratifies his Employment Agreement dated November 6, 2000, which is attached hereto as Exhibit A.  Employee specifically confirms that, during the course of his employment, he received special training, unique and confidential information, and actual contacts and relationships with customers and potential customers, as contemplated in paragraph 9 of the Employment Agreement.  Accordingly, except as modified by this Agreement, Employee and the Company ratify the obligations stated in the Employment Agreement, including specifically paragraphs 9, 10, 11, 12, 13 and 14 (including arbitration).

(b) Notwithstanding anything to the contrary in the preceding Section 6(a), the Company agrees to enforce Section 9(a) of the Employment Agreement against Employee for a period of one year after the later of the Resignation Date or the Revised Resignation Date, if any (and Employee must only abide by such Section 9(a) of the Employment Agreement during such period) only to the extent of the Employee, on behalf of a competitor of the Company, soliciting business from a prospective customer with whom Employee had material contact or from an existing customer in connection with outsourced inbound and outbound telemarketing and customer care services, whether conducted by telephone or the internet, and the consulting, design, and implementation of any of these services.

7.                                       Complete Releases.  (a) In consideration of the promises made in this Agreement, Employee RELEASES, ACQUITS, and FOREVER DISCHARGES the Company and each of its past and present parents, subsidiaries, affiliates, shareholders, directors, officers, attorneys, accountants, agents, employees, and representatives, from ANY and ALL causes of action, claims, and damages, including attorney’s fees, Employee may have against the Company which could have arisen out of Employee’s employment or separation from employment with the Company or his service as an officer or director of the Company or any other matter related to his association with the Company, including the Employment Agreement and any compensation due thereunder, whether known or unknown, existing as of the Execution Date.  Other than the monetary payments the Company agrees to make to Employee pursuant to the terms of this Agreement, the Employee agrees that the Company does not owe Employee any other monetary payments, including compensation for employment by the Company such as salary, bonus, or otherwise.  Employee hereby irrevocably, unconditionally, and fully releases, acquits, and forever discharges the Company, and its respective officers, directors, partners, shareholders,

s/ J.M.	/s/ H.M.S.
Marinelli	Company

employees, attorneys, and agents, past and present, from any and all charges, complaints, claims, liabilities, obligations, costs, losses, debts, and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever (excluding any felonious acts) known or unknown, suspected or unsuspected, including without limitation any rights arising out of alleged violations of any contract, express or implied, written or verbal, any covenant of good faith and fair dealing, express or implied, any tort, any legal restrictions on the right of the Company to terminate, discipline, or otherwise manage employees or any federal, state, or other governmental statute, regulation, or ordinance.  Notwithstanding the foregoing, nothing herein will constitute a release of the Company from causes of action, claims or damages, including attorney’s fees, which may arise from acts or omissions by the Company after the Execution Date or in contravention of this Agreement.

(1) These releases and waivers include, but are not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, The Age Discrimination in Employment Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Rehabilitation Act of 1973, the Equal Pay Act, the False Claims Act, the Civil Rights Act of 1866, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Family and Medical Leave Act, the Texas Commission on Human Rights Act, the Texas Payday Law, the Texas Workers’ Compensation Act, any causes of action or claims arising under analogous state laws or local ordinances or regulations, any common law principle or public policy, including all suits in tort or contract, or under the Company’s personnel policies or any contract of employment that may exist between Employee and the Company.

(2) Employee knowingly and voluntarily waives any existing rights he may have pursuant to the Age Discrimination in Employment Act of 1967 and the Older Workers Benefit Protection Act.  Further, Employee acknowledges the receipt of good and valuable consideration set forth in this Agreement in exchange for this waiver of potential claims in addition to anything of value to which Employee is already entitled, including specifically mutual releases.  Employee does not waive any claims that arise after the date of execution of this Agreement.  Employee is advised to consult with an attorney prior to executing this Agreement.  Employee is given at least 21 days after being presented with this Agreement in which to consider it, and an additional 7 days after he signs in which to revoke it.

(b) In consideration of the promises made in this Agreement, the Company RELEASES, ACQUITS, and FOREVER DISCHARGES Employee from ANY and ALL causes of action, claims and damages, including attorney’s fees, the Company may have against Employee which could have arisen out of Employee’s employment or separation from employment with the Company or his service as an officer or director of the Company or any other matter related to his association with the Company, including the Employment Agreement and any compensation due thereunder, whether known or unknown, existing as of the Execution Date.  The Company hereby irrevocably, unconditionally, and fully releases, acquits, and forever discharges Employee from any and all charges, complaints, claims, liabilities, obligations, costs, losses, debts and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever (excluding any felonious acts) known or unknown, suspected or unsuspected, including without limitation any rights arising out of alleged violations of any contract, express or implied, written or verbal, any covenant of good faith and fair dealing, express or implied, any tort, or any

s/ J.M.	/s/ H.M.S.
Marinelli	Company

federal, state or other governmental statute, regulation, or ordinance.  Notwithstanding the foregoing, nothing herein will constitute a release of Employee from causes of action, claims, or damages, including attorney’s fees, which may arise from acts or omissions of Employee after the Execution Date or in contravention of this Agreement.

(c) Employee and the Company (as defined above in this section), in consideration for the promises made in this Agreement, will once again reaffirm, execute, and deliver mutual releases in the form attached as Exhibit B upon full payment by the Company of the 2003 bonus pursuant to Section 4 of this Agreement and satisfaction of all other obligations by the Company under Sections 3, 4, 5 (through the date on which the mutual release is executed) and 9 of this Agreement.

(d) It is expressly agreed and understood by Employee and the Company that this Agreement Section 7(a)-(e) constitutes a general release.

(e) The Company will indemnify and hold harmless the Employee in respect of acts or omissions as a director, officer, employee, or consultant occurring up to and including the Execution Date to the same extent and with the same limitations as if he was an officer of the Company to the fullest extent permitted by the Texas Business Corporation Act, as amended, and the Company’s articles of incorporation and bylaws in effect on the date of this Agreement, and will indemnify and hold harmless the Employee in respect of any claims, liabilities, obligations, or expenses in respect of or relating to this Agreement and the transactions contemplated hereby.

8.                                      Nature of the Agreement.  This Agreement and all its provisions are contractual, not mere recitals, and will continue in permanent force and effect, unless revoked as provided herein.  In the event that any portion of this Agreement is found to be unenforceable for any reason whatsoever, the unenforceable provision will be severed and the remainder of the Agreement will continue in full force and effect.

9.                                      Ongoing Cooperation.  Notwithstanding any other provision of this Agreement, Employee agrees to provide his reasonable cooperation and make himself reasonably available to the Company in connection with any litigation, now pending or that may arise in the future, regarding which Employee has relevant personal knowledge acquired during his employment as Executive Vice President-Field Operations of the Company, including the AllServe, Beggi and Stremke litigation and the Company’s defense thereof and response thereto.

10.                                 Miscellaneous. (a) Any notice, demand, or request required or permitted to be given or made under this Agreement will be in writing and will be deemed given or made when delivered in person, when sent by United States registered or certified mail, or postage prepaid, or when telecopied to a party at its address or telecopy number specified below:

If to the Company:

Aegis Communications Group, Inc.

7880 Bent Branch Drive, Suite 150

Irving, Texas  75063

Attn: President or Chief Executive Officer

s/ J.M.	/s/ H.M.S.
Marinelli	Company

Telecopy number: (972) 830-1804

With a copy to:

Hughes & Luce, L.L.P.

1717 Main Street

Suite 2800

Dallas, Texas  75201

Attn: David G. Luther

Telecopy number:  (214) 939-5849

If to Employee:

Joseph Marinelli

230 Gaitskell Lane

Alpharetta, GA 30022

With a copy to:

Forrest Hunter

Alston & Bird

1201 West Peachtree

Atlanta, GA 30309-3424

The parties to this Agreement may change their addresses for notice in the manner provided above.

(b)                                         All section titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way will define, limit, extend, or describe the scope or intent of any provisions hereof.

(c)                                          Whenever the context may require, any pronoun used in this Agreement will include the corresponding masculine or neuter forms, and the singular form of nouns, pronouns, and verbs will include the plural and vice versa.

(d)                                         The parties will execute all documents, provide all information, and take or refrain from taking all actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

(e)                                          This Agreement will be binding upon and inure to the benefit of the parties hereto, their representatives and permitted successors and assigns.  Except for the provisions of Section 6 of this Agreement, which are intended to benefit the Company’s affiliates as third party beneficiaries, or as otherwise expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties to this Agreement, their respective representatives and permitted successors and assigns, any rights, remedies or obligations under or by reason of this Agreement.

(f)                                            This Agreement, and the Employment Agreement which is ratified herein, constitute the entire agreement among the parties hereto pertaining to the specific subject matter hereof.

s/ J.M.	/s/ H.M.S.
Marinelli	Company

(g)                                         None of the provisions of this Agreement will be for the benefit of or enforceable by any creditors of the parties, except as otherwise expressly provided herein.

(h)                                         No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

(i)                                             This Agreement may be executed in telecopy format and/or in counterparts, all of which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

(j)                                             THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(k)                                          All claims, disputes, and controversies arising out of or relating to this Agreement or the performance, breach, validity, interpretation, application, or enforcement hereof, including any claims for equitable relief or claims based on contract, tort, statute, or any alleged breach, default, or misrepresentation in connection with any of the provisions hereof, will be resolved by binding arbitration.  Provided, however, an aggrieved party may petition a federal or state court of competent jurisdiction in Dekalb County, Georgia for interim injunctive or other equitable relief to preserve the status quo until arbitration can be completed in the event of an alleged breach of Section 6 of this Agreement.  A party may initiate arbitration by sending written notice of its intention to arbitrate to the other party and to the American Arbitration Association (“AAA”) office located in Dekalb, Georgia (the “Arbitration Notice”).  The Arbitration Notice will contain a description of the dispute and the remedy sought.  The arbitration will be conducted at the offices of the AAA in Dekalb, Georgia before an independent and impartial arbitrator who is selected by mutual agreement, or, in the absence of such agreement, before three independent and impartial arbitrators, of whom each party will appoint one, with the third being chosen by the two appointed by the parties.  In no event may the demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute, or other matter in question would be barred by the applicable statute of limitations.  The arbitration and any discovery conducted in connection therewith will be conducted in accordance with the Commercial Rules of arbitration and procedures established by AAA in effect at the time of the arbitration (the “AAA Rules”); provided, however, that the parties will have the right to exchange at least one set of written discovery requests in accordance with the Federal Rules of Civil Procedure, and each party will have the right to take at least two depositions.  The decision of the arbitrator(s) will be final and binding on all parties and their successors and permitted assignees.  The judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.  The arbitrator(s) will be selected no later than 30 days after the date of the Arbitration Notice.  The arbitrator(s) will render a decision no later than 30 days after the close of the hearing, in accordance with AAA Rules, and the arbitrator’s decision will include an award of costs (including attorneys’ fees to the prevailing party).

s/ J.M.	/s/ H.M.S.
Marinelli	Company

(l)                                             If any provision of this Agreement is declared or found to be illegal, unenforceable, or void, in whole or in part, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable, or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefore another provision that is legal and enforceable and achieves the same objectives.

(m)                                       No supplement, modification, or amendment of this agreement or waiver of any provision of this Agreement will be binding unless executed in writing by all parties to this Agreement.  No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor will any such waiver constitute a continuing wavier unless otherwise expressly provided.

(n)                                         Employee acknowledges and agrees that the Company and the Parent would be irreparably harmed by any violation of Employee’s obligations under Section 6 hereof and that, in addition to all other rights or remedies available at law or in equity, the Company and the Parent will be entitled to injunctive and other equitable relief to prevent or enjoin any such violation.  The provisions of Section 6 hereof will survive any termination of this Agreement, in accordance with their terms.

(o)                                         No party may assign this Agreement or any rights or benefits thereunder without the written consent of the other parties to this Agreement.

(p)                                         Death of Employee:  In the event Employee should die before all of the payments referred to in Sections 3, 4, and 5 are paid, the Company shall continue to make payments to the Employee’s spouse, or if the Employee’s spouse predeceases Employee, to the Employee’s estate.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

s/ J.M.	/s/ H.M.S.
Marinelli	Company

EXECUTED as of the date first above written.

AEGIS COMMUNICATIONS GROUP, INC.

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President & CEO

ADVANCED TELEMARKETING CORPORATION

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President

IQI, INC.

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President

/s/ Joseph Marinelli
Joseph Marinelli

EXHIBIT A

EMPLOYMENT AGREEMENT

See attached.

EXHIBIT B

RECONFIRMATION AND ACKNOWLEDGEMENT OF MUTUAL RELEASES

This Reconfirmation and Acknowledgement of Mutual Releases (“Agreement”) is made and entered into as of April 15, 2004 (the “Execution Date”), by and among Aegis Communications Group, Inc., a Delaware Corporation (the “Parent”), Advanced Telemarketing Corporation, a Nevada corporation (“ATC”), IQI, Inc., a New York corporation (“IQI”) (together, Parent, ATC, and IQI are referred to as the “Company”), and Joseph Marinelli (“Marinelli” or “Employee”).

RECITALS

Whereas, Employee was formerly employed by the Company and had entered into an Employment Agreement with the Company dated as of August 28, 2000 (the “Employment Agreement”).

Whereas, Employee has tendered his resignation, and the Company has accepted such resignation, for all positions in which Employee was employed by the Company including as Executive Vice President-Field Operations, pursuant to a Separation Agreement and General Release with the Company dated as of March 31, 2004 (the “Separation Agreement”);

Whereas, Employee agreed to execute this Agreement pursuant to the Separation Agreement; and

Whereas, the parties desire to provide for an orderly transition and termination of the employment relationship and to settle fully and finally, in the manner set forth herein, any and all existing or potential claims and controversies arising out of the relationship between Employee and the Company.

Now, therefore, in consideration of the mutual acts and promises described and agreed to be performed herein, Employee and the Company agree as follows:

1.                                       Complete Releases.

(a) In consideration of the promises made in this Agreement, Employee RELEASES, ACQUITS, and FOREVER DISCHARGES the Company and each of its past and present parents, subsidiaries, affiliates, shareholders, directors, officers, attorneys, accountants, agents, employees, and representatives, from ANY and ALL causes of action, claims, and damages, including attorney’s fees, Employee may have against the Company which could have arisen out of Employee’s employment or separation from employment with the Company or his service as an officer or director of the Company or any other matter related to his association with the Company, including the Employment Agreement and any compensation due thereunder, whether known or unknown, existing as of the Execution Date.  Other than the monetary payments the Company agrees to make to Employee pursuant to the terms of the Separation Agreement, the Employee agrees that the Company does not owe Employee any other monetary payments, including compensation for employment by the Company such as salary, bonus, or

s/ J.M.	/s/ H.M.S.
Marinelli	Company

1

otherwise.  Employee hereby irrevocably, unconditionally, and fully releases, acquits, and forever discharges the Company, and its respective officers, directors, partners, shareholders, employees, attorneys, and agents, past and present, from any and all charges, complaints, claims, liabilities, obligations, costs, losses, debts, and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever (excluding any felonious acts) known or unknown, suspected or unsuspected, including without limitation any rights arising out of alleged violations of any contract, express or implied, written or verbal, any covenant of good faith and fair dealing, express or implied, any tort, any legal restrictions on the right of the Company to terminate, discipline, or otherwise manage employees or any federal, state, or other governmental statute, regulation, or ordinance.  Notwithstanding the foregoing, nothing herein will constitute a release of the Company from causes of action, claims or damages, including attorney’s fees, which may arise from acts or omissions by the Company after the Execution Date or in contravention of the Separation Agreement.

(1) These releases and waivers include, but are not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, The Age Discrimination in Employment Act, the Employee Retirement Income Security Act of 1974, the Americans with Disabilities Act, the Rehabilitation Act of 1973, the Equal Pay Act, the False Claims Act, the Civil Rights Act of 1866, the Fair Labor Standards Act, the Occupational Safety and Health Act, the Family and Medical Leave Act, the Texas Commission on Human Rights Act, the Texas Payday Law, the Texas Workers’ Compensation Act, any causes of action or claims arising under analogous state laws or local ordinances or regulations, any common law principle or public policy, including all suits in tort or contract, or under the Company’s personnel policies or any contract of employment that may exist between Employee and the Company.

(2) Employee knowingly and voluntarily waives any existing rights he may have pursuant to the Age Discrimination in Employment Act of 1967 and the Older Workers Benefit Protection Act.  Further, Employee acknowledges the receipt of good and valuable consideration set forth in this Agreement in exchange for this waiver of potential claims in addition to anything of value to which Employee is already entitled, including specifically mutual releases.  Employee does not waive any claims that arise after the date of execution of this Agreement.  Employee is advised to consult with an attorney prior to executing this Agreement.  Employee is given at least 21 days after being presented with this Agreement in which to consider it, and an additional 7 days after he signs in which to revoke it.

(b) In consideration of the promises made in this Agreement, the Company RELEASES, ACQUITS, and FOREVER DISCHARGES Employee from ANY and ALL causes of action, claims and damages, including attorney’s fees, the Company may have against Employee which could have arisen out of Employee’s employment or separation from employment with the Company or his service as an officer or director of the Company or any other matter related to his association with the Company, including the Employment Agreement and any compensation due thereunder, whether known or unknown, existing as of the Execution Date.  The Company hereby irrevocably, unconditionally, and fully releases, acquits, and forever discharges Employee from any and all charges, complaints, claims, liabilities, obligations, costs, losses, debts and expenses (including attorney’s fees and costs actually incurred), of any nature whatsoever (excluding any felonious acts) known or unknown, suspected or unsuspected, including without

s/ J.M.	/s/ H.M.S.
Marinelli	Company

2

limitation any rights arising out of alleged violations of any contract, express or implied, written or verbal, any covenant of good faith and fair dealing, express or implied, any tort, or any federal, state or other governmental statute, regulation, or ordinance.  Notwithstanding the foregoing, nothing herein will constitute a release of Employee from causes of action, claims, or damages, including attorney’s fees, which may arise from acts or omissions of Employee after the Execution Date or in contravention of the Separation Agreement.

(c) It is expressly agreed and understood by Employee and the Company that this Agreement Section 1(a)-(d) constitutes a general release.

(d) The Company will indemnify and hold harmless the Employee in respect of acts or omissions as a director, officer, employee, or consultant occurring up to and including the Execution Date to the same extent and with the same limitations as if he was an officer of the Company to the fullest extent permitted by the Texas Business Corporation Act, as amended, and the Company’s articles of incorporation and bylaws in effect on the date of this Agreement, and will indemnify and hold harmless the Employee in respect of any claims, liabilities, obligations, or expenses in respect of or relating to this Agreement and the transactions contemplated hereby.

2.                                       Miscellaneous.

(a)                                  All capitalized terms not otherwise defined herein have the meanings assigned to them in the Separation Agreement.

(b)                                 All section titles and captions in this Agreement are for convenience only, will not be deemed part of this Agreement, and in no way will define, limit, extend, or describe the scope or intent of any provisions hereof.

(c)                                  Whenever the context may require, any pronoun used in this Agreement will include the corresponding masculine or neuter forms, and the singular form of nouns, pronouns, and verbs will include the plural and vice versa.

(d)                                 The parties will execute all documents, provide all information, and take or refrain from taking all actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

(e)                                  This Agreement will be binding upon and inure to the benefit of the parties hereto, their representatives and permitted successors and assigns.

(f)                                    None of the provisions of this Agreement will be for the benefit of or enforceable by any creditors of the parties, except as otherwise expressly provided herein.

(g)                                 No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof will constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

(h)                                 This Agreement may be executed in telecopy format and/or in counterparts, all of

s/ J.M.	/s/ H.M.S.
Marinelli	Company

3

which together will constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

(i)                                             THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(j)                                             All claims, disputes, and controversies arising out of or relating to this Agreement or the performance, breach, validity, interpretation, application, or enforcement hereof, including any claims for equitable relief or claims based on contract, tort, statute, or any alleged breach, default, or misrepresentation in connection with any of the provisions hereof, will be resolved by binding arbitration.  Provided, however, an aggrieved party may petition a federal or state court of competent jurisdiction in Dekalb County, Georgia for interim injunctive or other equitable relief to preserve the status quo until arbitration can be completed in the event of an alleged breach of Section 1 of this Agreement.  A party may initiate arbitration by sending written notice of its intention to arbitrate to the other party and to the American Arbitration Association (“AAA”) office located in Atlanta, Georgia (the “Arbitration Notice”).  The Arbitration Notice will contain a description of the dispute and the remedy sought.  The arbitration will be conducted at the offices of the AAA in Atlanta, Georgia before an independent and impartial arbitrator who is selected by mutual agreement, or, in the absence of such agreement, before three independent and impartial arbitrators, of whom each party will appoint one, with the third being chosen by the two appointed by the parties.  In no event may the demand for arbitration be made after the date when the institution of a legal or equitable proceeding based on such claim, dispute, or other matter in question would be barred by the applicable statute of limitations.  The arbitration and any discovery conducted in connection therewith will be conducted in accordance with the Commercial Rules of arbitration and procedures established by AAA in effect at the time of the arbitration (the “AAA Rules”); provided, however, that the parties will have the right to exchange at least one set of written discovery requests in accordance with the Federal Rules of Civil Procedure, and each party will have the right to take at least two depositions.  The decision of the arbitrator(s) will be final and binding on all parties and their successors and permitted assignees.  The judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof.  The arbitrator(s) will be selected no later than 30 days after the date of the Arbitration Notice.  The arbitrator(s) will render a decision no later than 30 days after the close of the hearing, in accordance with AAA Rules, and the arbitrator’s decision will include an award of costs (including attorney’s fees) to the prevailing party.

(k)                                          If any provision of this Agreement is declared or found to be illegal, unenforceable, or void, in whole or in part, then the parties will be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefore another provision that is legal and enforceable and achieves the same objectives.

(l)                                             No supplement, modification or amendment of this agreement or waiver of any provision of this Agreement will be binding unless executed in writing by all parties to this

s/ J.M.	/s/ H.M.S.
Marinelli	Company

4

Agreement.  No waiver of any of the provisions of this Agreement will be deemed or will constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor will any such waiver constitute a continuing wavier unless otherwise expressly provided.

(m)                                       No party may assign this Agreement or any rights or benefits thereunder without the written consent of the other parties to this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

s/ J.M.	/s/ H.M.S.
Marinelli	Company

5

EXECUTED as of the date first above written.

AEGIS COMMUNICATIONS GROUP, INC.

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President & CEO

ADVANCED TELEMARKETING CORPORATION

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President

IQI, INC.

By:	/s/ Herman M. Schwarz
Name:	Herman M. Schwarz
Title:	President

/s/ Joseph Marinelli
Joseph Marinelli